SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
November 11, 2010

ENTECH  SOLAR, INC.
(Exact Name of Registrant as specified in charter)

Delaware                                            0-16936                                         33-0123045
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(State or other jurisdiction                 (Commission                                  (IRS Employer
        of incorporation)                               File Number)                          Identification No.)

                                13301 Park Vista Boulevard, Suite 100, Fort Worth, Texas                                                                                                                  76177
                              ------------------------------------------------------------------------------                                  -------------
                                           (Address of principal executive offices)                                                                                                                                   (Zip Code)

Registrant's telephone number, including area code:   817/ 224-3600

                                                      N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

(__) Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
(__) Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
(__) Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
(__) Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGMENTS OF CERTAIN OFFICERS.

On November 11, 2010, Peter Corsell notified us of his decision to resign from our board of directors, effective as of such date.  Mr. Corsell’s resignation was not as a result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTECH SOLAR, INC.

By:	/s/ Shelley Hollingsworth
Chief Financial Officer

Dated: November 15, 2010